October 10, 2025

ONEASCENT SMALL CAP CORE ETF (the “Fund”)

Supplement to the Prospectus dated December 29, 2024, as previously supplemented August 21, 2025

Effective November 12, 2025, the Fund will change its name to OneAscent Enhanced Small and Mid Cap ETF and corresponding revisions will be made to the principal investment strategies.

It is expected that the following will also be effective November 12, 2025:

•         The Fund’s investment objective will be to seek to outperform the Bloomberg US 2500 Total Return Index, before deduction of expenses, using an investment universe that is subjected to the OneAscent Values-Based Screening process.

•         The Fund’s 80% policy will be that under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities (principally common stocks) of Small and Mid-Cap Companies.

You should read this supplement in conjunction with the Fund’s Prospectus dated December 29, 2024, as previously supplemented August 21, 2025, and retain it for future reference.